Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as
    permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240.14a-11(c) or
    240.14a-12

                 Midwest Group Tax Free Trust
------------------------------------------------------------
      (Name of Registrant as Specified in Its Charter)

------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii),
    14a-6(i)(1), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.
[ ] $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

       ---------------------------------------------------
    2) Aggregate number of securities to which transaction applies:

       ---------------------------------------------------
   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule
       0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       ---------------------------------------------------
   4)  Proposed maximum aggregate value of transaction:

       ---------------------------------------------------
   5)  Total fee paid:

       ---------------------------------------------------

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.
    Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        --------------------------------------------

     2) Form, Schedule or Registration Statement No.:

       ---------------------------------------------

     3) Filing Party:

        --------------------------------------------

     4) Date Filed:

       --------------------------------------------

                          MIDWEST GROUP TAX FREE TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 28, 1997
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

(Name of Fund)

The undersigned hereby appoints Robert H. Leshner and John F. Splain, and each of them, as Proxies with power of substitution and hereby authorizes each of them to represent and to vote as provided on the reverse side, all shares of beneficial interest of the above Fund which the undersigned is entitled to vote at the special meeting of shareholders to be held on February 28, 1997 or at any adjournment thereof.

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 10, 1997.


                              Date: ____________________

                              NOTE: Please sign exactly as your
                              name appears on this proxy.  If
                              signing for an estate, trust or
                              corporation,  title or capacity
                              should be stated.  If the shares
                              are held jointly,  both signers
                              should sign,  although the signature
                              of one will bind the other.

                              -------------------------------

                              --------------------------------

                              Signature(s) PLEASE SIGN IN BOX
                              ABOVE

PLEASE INDICATE YOUR VOTE BY FILLING IN THE APPROPRIATE BOXES
BELOW, AS SHOWN, USING BLUE OR BLACK INK OR DARK PENCIL.  DO NOT
USE RED INK.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE
ELECTION OF THE NOMINEES INDICATED AND FOR THE PROPOSALS
DESCRIBED HEREIN

1. With respect to approval of a new investment advisory agreement with Midwest Group Financial Services, Inc., to become effective upon the closing of the proposed acquisition of Leshner
Financial, Inc. by Countrywide Credit Industries, Inc.

FOR                AGAINST               ABSTAIN
[  ]               [  ]                  [  ]

2. Authority to vote for the election of all nominees for trustee as listed below (except as marked to the contrary below).

FOR                WITHHOLD
[  ]               [  ]

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE(S), WRITE THAT NOMINEE'S NAME ON THE LINE BELOW.

D. Bogdon, J. Delfino, H.J. Lerner, R. Leshner, A. Mozilo,
O. Robertson, J. Seymour, S. Sterpa

3. With respect to ratification of the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year.

FOR                AGAINST               ABSTAIN
[  ]               [  ]                  [  ]

4. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.



PLEASE MARK YOUR PROXY, DATE AND SIGN IT ON THE REVERSE SIDE, AND
RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.

                          Midwest Group Tax Free Trust
                                312 Walnut Street
                             Cincinnati, Ohio 45202

                                                              January 20, 1997



Dear Shareholder:

         You are cordially invited to attend a Special Meeting of Shareholders of Midwest Group Tax Free Trust to be held on Friday, February 28, 1997 at 10:00 a.m., Eastern time, in the 10th Floor Conference Center at 312 Walnut Street, Cincinnati, Ohio 45202.

         We have previously informed you of some recent developments involving Midwest Group Financial Services, Inc. (the "Adviser"), the Trust's investment adviser and principal underwriter, and its parent company, Leshner Financial, Inc. ("LFI"). On December 10, 1996, the shareholders of LFI entered into an Agreement for Exchange of Stock with Countrywide Credit Industries, Inc. ("CCI"), a publicly-held company and the nation's largest independent mortgage lender and servicer. Pursuant to the Agreement, CCI will acquire all of the outstanding stock of LFI.

         Widely recognized as a skilled innovator of financial products and services, CCI offers mortgage products to home buyers. In addition, CCI has a loan servicing operation and variety of ancillary financial products and services which augments its mortgage lending and servicing operations.

         We view this transaction as very positive for a number of reasons. We will have access to CCI's broad managerial, financial and technological resources. Moreover, nothing will change regarding the management of the Trust or the investment strategies we employ. The full team of investment professionals assigned to the Trust will remain as it currently exists. Moreover, founder Robert H. Leshner will continue his role as President of the Trust and as Chairman of the Adviser.

     This transaction with CCI will allow the present management team to stay active in the Trust's operations without changing the existing corporate culture or the delivery of client service. We believe that these events will further strengthen the Trust as we plan for the future.

         Under the Investment Company Act of 1940, the stock transaction is considered an assignment of the investment advisory agreements between the Adviser and the Trust. The advisory agreements require that we obtain approval from shareholders of a new investment advisory agreement for each of the Funds as a result of the transaction. Upon completion of such transaction, the Adviser will change its name but will continue to carry on its business with its current management. You are also being asked to elect a new slate of trustees and to ratify the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year.

     The Board of Trustees has given full and careful consideration to each of these matters and has concluded that the proposals are in the best interests of the Trust and its shareholders. The Board of Trustees therefore recommends that you vote "FOR" each of the matters discussed herein.

         Regardless of the number of shares you own, it is important that they are represented and voted. If you cannot personally attend the special shareholders' meeting, we would appreciate your promptly voting, signing and returning the enclosed proxy in the postage-paid envelope provided.

                                                  Very truly yours,

                                                  /s/ Robert H. Leshner

                                                  Robert H. Leshner
                                                  President

                          MIDWEST GROUP TAX FREE TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 28, 1997


         NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Midwest Group Tax Free Trust (the "Trust") will be held in the 10th Floor Conference Center at 312 Walnut Street, Cincinnati, Ohio 45202, on Friday, February 28, 1997 at 10:00 a.m., Eastern time, to consider and vote on the following matters:

1. To approve or disapprove, with respect to each series of the Trust, a new investment advisory agreement with Midwest
         Group Financial Services, Inc., to become effective upon the closing of the proposed acquisition of Leshner Financial, Inc. by Countrywide Credit Industries, Inc. No fee increase is proposed;

2. To elect eight trustees, each to serve until his successor is duly elected and shall qualify;

3. To ratify or reject the selection of Arthur Andersen LLP as the Trust's independent public accountants for the current fiscal year. No change in accountants is proposed; and

4. To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies or their substitutes.

         Shareholders of record at the close of business on January 3, 1997, are entitled to notice of and to vote at this meeting or any adjournment thereof.

                                    By order of the Board of Trustees,

                                    /s/ John F. Splain

                                    John F. Splain
January 10, 1997                    Secretary
-------------------------------------------------------------------------------
     Please execute the enclosed proxy and return it promptly in the enclosed envelope, thus avoiding unnecessary expense and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting.

                          MIDWEST GROUP TAX FREE TRUST

                         SPECIAL MEETING OF SHAREHOLDERS
                         To Be Held on February 28, 1997
       -----------------------------------------------------------------

                                 PROXY STATEMENT
       -----------------------------------------------------------------

         This proxy statement is furnished in connection with the solicitation by the Board of Trustees of Midwest Group Tax Free Trust ("the Trust") of proxies for use at the special meeting of shareholders or at any adjournment thereof. The proxy statement and form of proxy were first mailed to shareholders on or about January 20, 1997.

     The  purpose  of the  meeting is to  consider  approval  of new  investment advisory agreements between Midwest Group Financial Services, Inc. (the "Adviser") and the Trust as a result of a proposed transaction whereby the Adviser, by means of an exchange of stock of the Adviser's parent company, will become a wholly-owned indirect subsidiary of Countrywide Credit Industries, Inc. ("CCI"). Upon completion of such transaction, it is anticipated that the Adviser will continue to carry on its business with its current management at its current location. Shareholders are being asked to elect a new slate of trustees, subject to consummation of the proposed transaction. Shareholders are also being asked to ratify the selection of Arthur Andersen LLP as the Trust's independent public accountants.

         A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon. A proxy which is properly executed that has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

         The Trust has retained Management Information Services Corp. ("MIS") to solicit proxies for the special meeting. MIS is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of such services is approximately $15,000, and will be paid by LFI. LFI will also pay the printing and postage costs of the solicitation.

         In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust without cost to the Trust. Such solicitation may be by telephone, facsimile or otherwise. LFI will reimburse MIS, brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

         The Trust's annual report for the fiscal year ended June 30, 1996 is available at no charge by writing to the Trust at 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202-4094, or by calling the Trust nationwide toll-free 800-543-0407, in Cincinnati 629-2050.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

         The Board of Trustees has fixed the close of business on January 3, 1997 as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. The Trust is composed of six separate funds, the Tax-Free Money Fund, the Tax- Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund (individually a "Fund" and collectively, the "Funds"), each of which is represented by a separate series of the Trust's shares. The Ohio Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund series each offer two classes of shares, Class A and Class B shares. The Tax-Free Intermediate Term Fund and the Ohio Insured Tax-Free Fund series each offer two classes of shares, Class A and Class C shares. As of the record date there were 413,203,431.153 shares of beneficial interest, no par value, of the Trust outstanding, comprised of 37,336,296.190 shares of the Tax-Free Money Fund, 6,318,671.795 shares of the Tax-Free Intermediate Term Fund, 6,337,259.568 shares of the Ohio Insured Tax-Free Fund, 275,002,715.930 shares of the Ohio Tax-Free Money Fund, 38,651,042.500 shares of the California Tax-Free Money Fund and 49,557,445.170 shares of the Royal Palm Florida Tax-Free Money Fund. All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

     On January 3, 1997, Carole A. Steiger, Anthony B. Ullman Trustees c/o Island Investor Services, 180 Royal Palm Way, Palm Beach, Florida owned of record 11.0% of the outstanding shares of the Tax-Free Money Fund; FIRST CINCO, P.O. Box 640229, Cincinnati, Ohio owned of record 10.7% of the outstanding shares of the Tax-Free Money Fund; The Charles Lazerwitz Management Trust I, 8901 E. Fifth Avenue, Gary, Indiana owned of record 5.3% of the outstanding shares of the Tax-Free Money Fund; BHC Securities Inc., 2005 Market Street, Philadelphia, Pennsylvania owned of record 14.5% and 6.0% of the outstanding shares of the Ohio Tax-Free Money Fund and the Royal Palm Florida Tax-Free Money Fund, respectively; Bear, Stearns & Co., Inc. FBO #0338115918, One Metrotech Center North, Brooklyn, New York owned of record 9.4% of the outstanding shares of the California Tax- Free Money Fund; and Lawrence B. Taishoff, 3124 Collee Court, Naples, Florida owned of record 6.0% of the outstanding shares of the Royal Palm Florida Tax-Free Money Fund. On January 3, 1997, The Fifth Third Bank Trust Department, 38 Fountain Square Plaza, Cincinnati, Ohio owned of record 24.8% of the Trust's outstanding shares, including 34.8% of the outstanding shares of the Ohio

Tax-Free Money Fund and 13.5% of the outstanding shares of the Royal Palm Florida Tax-Free Money Fund. The Fifth Third Bank may be deemed to control the Ohio Tax-Free Money Fund by virtue of the fact that it owns of record more than 25% of the outstanding shares of such Fund. On the same date, The Huntington Trust Company, N.A. Trust Department, 41 S. High Street HC 1024, Columbus, Ohio owned of record 33.8% of the outstanding shares of the Royal Palm Florida Tax-Free Money Fund. The Huntington Trust Company may be deemed to control the Royal Palm Florida Tax-Free Money Fund by virtue of the fact that it owns of record more than 25% of the outstanding shares of such Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Trust (or any Fund) on the record date.

         If a quorum (more than 50% of the outstanding shares of the Trust and of each Fund) is represented at the meeting, the vote of a majority of the outstanding shares of a Fund is required for approval of the new investment advisory agreement with the Adviser with respect to that Fund (Item I below). The vote of a majority of the outstanding shares for purposes of Item I means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares. The vote of a plurality of the Trust's shares represented at the meeting is required for the election of trustees (Item II below). The vote of a simple majority of the shares voted is required for ratification of the selection of Arthur Andersen LLP as the independent public accountants for each Fund (Item III below).

     If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote those proxies which have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received which voted in favor of a proposal in favor of such an adjournment and will vote those proxies received which voted against a proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

         The trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the record date, all nominees for election of trustees and officers as a group owned of record or beneficially less than 1% of the outstanding shares of each of the Funds.

I.       APPROVAL OR DISAPPROVAL OF NEW INVESTMENT ADVISORY
         AGREEMENTS WITH MIDWEST GROUP FINANCIAL SERVICES, INC.

         TERMS OF THE ACQUISITION. Pursuant to an Agreement for Exchange of Stock (the "Acquisition Agreement") dated December 10, 1996 between CCI and the shareholders of Leshner Financial, Inc. ("LFI"), CCI has agreed to acquire all of the outstanding common stock of LFI in exchange for newly issued common stock of CCI (the "Acquisition"). The Adviser is a wholly-owned subsidiary of LFI, of which Robert H. Leshner is the controlling shareholder. MGF Service Corp. ("MGF"), the Trust's administrator, transfer agent and accounting and pricing agent, is also a wholly-owned subsidiary of LFI. As a result of the Acquisition, the Adviser and MGF will become wholly-owned indirect subsidiaries of CCI. The value of the CCI common stock to be issued in the Acquisition is $18.5 million, subject to certain adjustments in the event that the trading price of CCI common stock at the closing is either greater than $29 per share or less than $24 per share. Pursuant to the Acquisition Agreement, $2.5 million of the purchase price payable to Mr. Leshner and members of his family will be withheld at closing and paid over the next five years based on the achievement of specified pre-tax earnings goals.

         The consummation of the Acquisition is subject to the satisfaction of various conditions subsequent to closing, including, but not limited to, obtaining shareholder approval of new investment advisory agreements for the Funds and the other funds within the Midwest Group complex, such that the assets under management by the Adviser under such new agreements are at least 90% of the amount of assets managed under the present investment advisory agreements on the date the Acquisition Agreement was executed; obtaining approval of new servicing agreements between MGF and its other investment company clients from each client's board, such that the projected fee income under all such new agreements is at least 90% of the projected fee income under the present servicing agreements; obtaining consent to the assignment of non-investment company advisory contracts of the Adviser, such that projected fee income for such contracts for which consent has been given is at least 90% of the projected fee income for all such contracts presently in force;

any further consents and regulatory approvals required to consummate the Acquisition; favorable composition, in the sole discretion of CCI, of the Board of Trustees of the Trust and the other funds within the Midwest Group complex, which shall be in compliance with Section 15(f) of the Investment Company Act of 1940 (the "1940 Act"); the execution and delivery of an employment and non-competition agreement from certain key employees of LFI and its subsidiaries; the receipt by the parties to the Acquisition Agreement of certain legal and tax opinions; the absence of any litigation or other event prior to consummation of the Acquisition that could have a material adverse affect on LFI or its subsidiaries; and the receipt of an opinion and independent appraisal which provides that the Acquisition is fair to the participants in LFI's Employee Stock Ownership Plan and that the fair market value of the LFI shares
held  by  LFI's  Employee   Stock   Ownership  Plan  is  not  greater  than  the
consideration to be received by the participants in connection with the Acquisition.

     The Acquisition Agreement contemplates that certain key personnel of the Adviser will enter into employment and non-competition agreements with CCI, which is intended to assure that the Adviser will continue to operate with its same investment personnel and officers. Upon completion of the Acquisition, the Adviser expects to retain the services of all of its current management personnel, including Robert H. Leshner, who intends to enter into a five-year employment agreement with CCI. Furthermore, no changes in the Adviser's method of operation, or the location where it conducts its business, are contemplated.

         Under the 1940 Act, a transaction which results in a change of control or management of an investment adviser may be deemed an "assignment." The 1940 Act further provides that an investment advisory agreement will automatically terminate in the event of its assignment. The Acquisition constitutes a "change in control" of the Adviser for purposes of the 1940 Act and will cause the "assignment" and resulting termination of the present investment advisory agreements. Accordingly, the Board of Trustees recommends that new investment advisory agreements (the "New Management Agreements") between the Trust and the Adviser, on behalf of each Fund, be approved by shareholders of the applicable Fund.

         Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company
(other than fees for bona fide principal underwriting services). No such compensation arrangements are contemplated as a result of the Acquisition.

         The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the Trust's Board of Trustees must not be "interested persons" of the investment adviser or predecessor investment adviser within the meaning of the 1940 Act. No interested person of the Adviser within the meaning of the 1940 Act will serve on the Board of Trustees of the Trust during such period if such service would cause this condition to be violated.

     THE PRESENT MANAGEMENT AGREEMENTS. The Adviser currently provides investment advisory services to the Funds pursuant to two separate investment advisory agreements between the Trust and the Adviser, which are substantially identical to each other in all respects except for different effective and termination dates. Each of the current investment advisory agreements are referred to individually as a "Present Management Agreement" and collectively as the "Present Management Agreements." The Present Management Agreement with respect to the Tax-Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio Insured Tax-Free Fund, the Ohio Tax-Free Money Fund and the California Tax-Free Money Fund is dated January 30, 1990 and was approved by shareholders of each Fund on that date. The Present Management Agreement with respect to the Royal Palm Florida Tax-Free Money Fund is dated November 1, 1992 and was approved by shareholders of such Fund on January 27, 1994. The Present Management Agreements were last approved by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the 1940 Act, of the Adviser or the Trust (the "Independent Trustees"), on December 11, 1996.

         THE NEW MANAGEMENT AGREEMENTS. The terms and conditions of the New Management Agreements are substantially identical in all material respects to those of the Present Management Agreements with the exception of a change in the effective date and the termination date and the removal of three provisions contained in the Present Management Agreements which management of the Trust believe to be non-material:

         (1) The New Management Agreements will not provide, as do the Present Management Agreements, that the Funds will pay the compensation and expenses of the Chief Financial Officer of the Trust since, in the past, the Funds have not actually paid these expenses. The removal of this provision will not result in a reduction in the expenses of any Fund.

         (2) The New Management Agreements do not contain a provision requiring the Adviser to reduce its compensation during any fiscal year in the event expenses exceed the lowest expense limitations imposed by state securities administrators in the states where a Fund's shares are qualified for sale. This language has not been provided for in the New Management Agreements because of the enactment, in October 1996, of the National Securities Markets Improvement Act of 1996, which eliminates substantive state regulation of mutual funds.

         (3) The final provision contained in the Present Management Agreements but which is not included in the New Management Agreements is one which permits the Adviser to use the name "Midwest" or "Midwest Group" in connection with another business enterprise in which the Adviser is, or may become associated. This provision has been removed because the name of the Trust will be changed to "Countrywide Tax-Free Trust" upon completion of the Acquisition. It is contemplated that CCI will retain all rights to the name "Countrywide" by means of a Licensing Agreement to be entered into between CCI and the Trust.

     Each Fund will separately enter into a New Management Agreement with the Adviser, each containing substantially identical terms and conditions. Under the New Management Agreements, the Adviser will select portfolio securities for investment by the Funds, purchase and sell securities of the Funds, and upon making any purchase or sale decision, place orders for the execution of such portfolio transactions, all in accordance with the 1940 Act and any rules thereunder, the supervision and control of the Board of Trustees of the Trust, such specific instructions as the Board of Trustees may adopt and communicate to the Adviser and the investment objectives, policies and restrictions of the Funds. Under the New Management Agreements, the Adviser will receive from each Fund a fee, computed and accrued daily and paid monthly, at an annual rate of
 .50% of the average daily net assets of such Fund up to $100 million; .45% of the next $100 million of such assets; .40% of the next $100 million of such assets; and .375% of such assets in excess of $300 million. This is the same fee that the Adviser currently receives from each Fund under its Present Management Agreement. During the fiscal year ended June 30, 1996, the Tax- Free Money Fund, the Tax-Free Intermediate Term Fund, the Ohio

Insured Tax-Free Fund, the Ohio Tax-Free Money Fund, the California Tax-Free Money Fund and the Royal Palm Florida Tax- Free Money Fund paid to the Adviser advisory fees (net of voluntary fee waivers) of $140,891, $398,576, $394,557, $1,117,233, $135,543 and $94,379, respectively. There is no assurance that any fee waivers will continue in the future.

     If the New Management Agreements are approved by shareholders of the Funds, they will become effective upon the consummation of the Acquisition. The New Management Agreements provide that they will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by
(a) the Board of  Trustees  or (b) a vote of a majority  (as defined in the 1940
Act) of the outstanding shares of a Fund; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. The New Management Agreements may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of a Fund, or by the Adviser. The New Management Agreements automatically terminate in the event of their assignment, as defined by the 1940 Act and the rules thereunder.

         The New Management Agreements provide that the Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights conferred upon it by such Agreement, or in accordance with specific instructions from the Trust, provided that such acts or omissions shall not have resulted from the Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Adviser in its actions under such Agreement, or breach of its obligations thereunder.

         The form of the New Management Agreements is attached as Exhibit A. The description set forth in this Proxy Statement of the New Management Agreements is qualified in its entirety by reference to Exhibit A.

         In the  event  that  shareholders  of a Fund  do not  approve  the  New
Management Agreement with respect to such Fund and the Acquisition is consummated, the Board of Trustees will promptly seek to obtain for such Fund interim advisory services either from the Adviser or from another advisory organization. Thereafter, the Board of Trustees would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make other appropriate arrangements, in either event subject to approval by the shareholders of the Fund.

In the event the Acquisition is not consummated for any reason, the Adviser will continue to serve as the investment adviser of the Funds pursuant to the terms of the Present Advisory Agreements.

         INFORMATION CONCERNING CCI. CCI is a New York Stock Exchange listed company principally engaged in residential mortgage lending. CCI offers a variety of mortgage products to home buyers, including home equity loans and subprime credit quality first-lien mortgages. In addition, CCI has a loan servicing operation which serves over 1.4 million homeowners as well as a variety of ancillary financial products and services which augment its mortgage lending and servicing operations. Founded in 1969, CCI is the nation's largest independent residential mortgage lender and servicer. CCI has more than 5,500 employees and 350 offices across the nation. Angelo R. Mozilo, who has been nominated to serve as a trustee of the Trust, is the Vice Chairman of the Board and Executive Vice President of CCI. According to recent reports filed with the Securities and Exchange Commission, Neuberger & Berman, 605 Third Avenue, New York, New York 10158, is the beneficial owner of 14.6% of the outstanding shares of CCI common stock and Oppenheimer Group, Inc., Oppenheimer Tower, World Financial Center, New York, New York 10281, is the beneficial owner of 15.6% of the outstanding shares of CCI common stock.

         INFORMATION CONCERNING THE ADVISER. The Adviser is a wholly-owned subsidiary of LFI, of which Robert H. Leshner is the controlling shareholder. The Adviser also serves as the Trust's principal underwriter. If the Acquisition is consummated, the Adviser will continue to serve as the Trust's principal underwriter pursuant to the terms of a new underwriting agreement which was approved by the Board of Trustees, including a majority of the Independent Trustees, on December 11, 1996.

     Mr. Leshner, his wife and two daughters together own of record and
beneficially 64.2% of the issued and outstanding shares of LFI.   Mr. Leshner,
in his capacity as trustee of LFI's Employee Stock Ownership Plan, is the record owner of an additional 32.2% of the issued and outstanding shares of LFI. James A. Markley, Jr. and Noretta Markley, as trustees of the Noretta Markley Trust, are the record owners of 3.6% of the issued and outstanding shares of LFI.

         During LFI's fiscal year ended September 30, 1996, Mr. Leshner purchased a total of 8,441.75 shares (representing approximately 7.4% of the outstanding shares) of the common stock of LFI from three officers of LFI. During such fiscal year, LFI purchased and retired as treasury shares a total of 1,840.5 shares (representing approximately 1.6% of the outstanding shares) of its common stock from two officers of LFI. The purchase price for each transaction was $163 per share. Upon consummation of the Acquisition, the current shareholders of LFI will own of record and beneficially less than 1% of the outstanding common shares of CCI.

         The directors and principal executive officers of the Adviser are Robert H. Leshner, who is Chairman of the Board and a director of the Adviser, MGF and LFI; Michael F. Andrews, who is President of the Adviser and a director and Vice President of LFI; and James A. Markley, Jr., who is a director of the Adviser, MGF and LFI and is also President of LFI. The address of the Adviser and of each director and principal executive officer is 312 Walnut Street, Cincinnati, Ohio 45202.

     The Adviser serves as investment adviser to the following affiliated registered investment companies listed below:

                                                                           Amount of the
                                      Net Assets as of                     Adviser's Annual
Name of Fund                          December 31, 1996                    Advisory Fees
------------                          -----------------                    -------------
Midwest Trust:

Short Term Government                                                      With respect to each
  Income Fund                               $98,489,436                    Fund, .50% of average
Intermediate Term                           57,617,457                     daily net assets up
  Government Income Fund                                                   to $50 million; .45%
Adjustable Rate U.S.                        14,269,802                     of next $100 million
  Government Securities                                                    of such assets; .40%
  Fund*                                                                    of next $100 million
                                                                           of such assets; and
                                                                           .375% of such assets
                                                                           in excess of $250
                                                                           million

Institutional                                39,717,199                    .20% of average daily
  Government Income Fund*                                                  net assets

Global Bond Fund*                            19,242,377                    .70% of average
                                                                           daily net assets up
                                                                           to $100 million and
                                                                           .60% of such assets in
                                                                           excess of $100 million
Midwest Strategic
Trust:

U.S. Government                                                            With respect to each
  Securities Fund*                          $ 20,574,996                   Fund, .75% of average
Treasury Total                                                             daily net assets up to
  Return Fund*                                11,211,196                   $200 million; .70% of
Utility Fund                                  42,381,631                   next $300 million of
Equity Fund*                                  16,714,752                   such assets; and .50%                           of
                                                                           such assets in excess of
                                                                           $500 million

    * During the 1996 fiscal year, the Adviser waived all or a portion of its advisory fees for such funds. There is no assurance that any fee waivers will continue in the future.

      INFORMATION CONCERNING MGF. MGF provides transfer agency, shareholder servicing and accounting and pricing services to the Funds. The address of MGF is 312 Walnut Street, 21st Floor, Cincinnati, Ohio 45202. During the fiscal year ended June 30, 1996, MGF received fees from the Funds for its services as transfer and shareholder servicing agent and accounting and pricing services agent as follows:

                                     As Transfer                 As Accounting
                                    and Shareholder               and Pricing
                                    Servicing Agent              Services Agent

Tax-Free Money Fund                   $ 25,208                     $39,000
Tax-Free Intermediate Term Fund         84,503                      57,000
Ohio Insured Tax-Free Fund              52,277                      57,000
Ohio Tax-Free Money Fund                71,194                      45,000
California Tax-Free Money Fund          14,237                      39,000
Royal Palm Florida Tax-Free Money Fund  13,000                      40,000

         MGF is retained by the Adviser to assist the Adviser in providing administrative services to the Funds. In this capacity, MGF supplies executive, administrative and regulatory services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities. The Adviser (not the Funds) pays MGF a fee for these services equal to .1% of the average value of each Fund's daily net assets.

         If the Acquisition is consummated, MGF will continue to provide transfer agent, accounting and pricing and administrative services to the Trust at the same rates as are currently in effect pursuant to new service agreements which were approved by the Board of Trustees, including a majority of the Independent Trustees, on December 11, 1996.

         EVALUATION BY THE BOARD OF TRUSTEES. On December 11, 1996, the Board of Trustees, including a majority of the Independent Trustees, by vote cast in person, unanimously approved, subject to the required shareholder approval described herein, the New Management Agreements. Prior to such approval, the Independent Trustees met separately with their counsel, which did not represent either LFI or CCI, for the purpose of assisting them in reaching a determination with respect to the New Management Agreements.

         In considering approval of the New Management Agreements, the Board of Trustees carefully evaluated information they deemed necessary to enable them to determine whether the New Management Agreements will be in the best interests of each Fund and its shareholders. In making this recommendation, the Trustees evaluated the experience of the Adviser's key personnel in investing, the quality of services the Adviser is expected to provide to the Funds and the compensation proposed to be paid to the Adviser. The Trustees have given careful consideration to all factors deemed to be relevant to the Trust, including, but not limited to: (1) the fees and expense ratios of comparable mutual funds; (2) the performance of the Funds as compared to similar mutual funds; (3) the nature and quality of the services expected to be rendered to the Trust by the Adviser; (4) the distinct investment objective and policies of each Fund; (5) the research services received by the Adviser from brokers as a result of placement of the Funds' brokerage, which may benefit the Funds; (6) that the compensation payable to the Adviser under the New Management Agreements will be at the same rate as the compensation now payable to the Adviser under the Present Management Agreements; (7) that the terms of the New Management Agreements are substantially identical in all material respects as the terms of the Present Management Agreements except for different effective and termination dates and the removal of several non-material provisions; (8) the history, reputation, qualification and background of the Adviser and CCI and their respective financial conditions, as well as the qualifications of their personnel; (9) the commitment of LFI to pay or reimburse the Trust for the expenses incurred in connection with the Acquisition; and (10) the substantial benefits expected to be realized as a result of the Adviser's ownership by CCI, such as the potential for increasing Fund assets and the opportunity to gain access to CCI's managerial and technological resources.

     In making the determination to recommend approval of the New Management Agreements to shareholders of the Trust, the Board of Trustees gave substantial weight to the Adviser's representations that (i) the Acquisition should benefit the Adviser and the Funds by preserving the Adviser's independent management structure and portfolio management style, while providing stability from a strengthening balance sheet, more attractive financial incentives to the Adviser's employees and increased resources for the Adviser's operations; (ii) the Acquisition will not materially affect the advisory operations of the Adviser or the level or quality of advisory services provided to the Funds;
(iii) the same personnel of the Adviser who currently provide services to the Trust will continue to do so after the Acquisition; (iv) the Trust will not be subject to any unfair burden as a result of the Acquisition; (v) access to CCI's broad managerial, financial and technological resources should allow the Adviser to increase the range and quality of services provided to the Trust; and (vi) the

Acquisition could potentially result in an increase in assets of the Funds, thereby possibly reducing the effective rate of the Adviser's fees and other expenses of the Funds. In considering approval of the New Management Agreements, the Board of Trustees reviewed the most recent audited financial statements of the Adviser and of CCI. The Board of Trustees believes that the Acquisition should benefit the Adviser and the Funds and that the Funds should receive investment advisory services under the New Management Agreements equal or superior to those currently received under the Present Management Agreements, at the same fee levels. The Board of Trustees therefore unanimously recommends approval of the New Management Agreements by shareholders of each Fund.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS APPROVE THE NEW MANAGEMENT AGREEMENTS.

II.      ELECTION OF TRUSTEES TO SERVE UPON CONSUMMATION OF THE ACQUISITION

         On January 8, 1997, the Board of Trustees, including a majority of the Independent Trustees, met to review pertinent information on the nominees for election to the Board of Trustees and unanimously determined to nominate each of the individuals named below to serve on the Board, subject to the required shareholder approval. At such meeting, the Independent Trustees were represented by their counsel for the purpose of assisting them in reaching a determination with respect to the nominees.

         Five individuals not currently serving on the Board of Trustees have been nominated to serve as trustees, effective upon the consummation of the Acquisition. If elected by shareholders, the five nominees will serve together with three members of the present Board of Trustees, Robert H. Leshner, H. Jerome Lerner and Oscar P. Robertson. Upon consummation of the Acquisition, Dale P. Brown, Gary W. Heldman, Richard A. Lipsey, Donald J. Rahilly, Fred A. Rappoport and Robert B. Sumerel intend to resign from the Board of Trustees.
In the event the Acquisition is not consummated for any reason, the members of the present Board of Trustees will continue to serve as trustees. Consummation of the Acquisition is conditioned upon satisfactory composition of the Board of Trustees, in the sole discretion of CCI.

         Eight nominees are to be elected, each to serve until his or her successor is duly elected and shall qualify. The current Independent Trustees reserve the right to substitute another person or persons of their choice as nominee or nominees if a nominee is unable to serve as a trustee at the time of the meeting for any reason. Nothing, however, indicates that such a situation will arise. The following table sets forth certain information regarding each nominee for election as a trustee by shareholders.
                                                             Compensation During
                                               Amount of        the Fiscal Year
Name and Principal Occupation                  Beneficial    Ended June 30, 1996
During the Past Five Years                     Ownership            From:
and Directorships of                Trustee    of Shares of   The    The Midwest
Public Companies             Age     Since     the Trust (1)  Trust  Complex(2)
----------------------       ---     -------   -------------   -----  ---------

DONALD L. BOGDON, M.D.       66      Nominee      None         --         --
Physician with Hematology
Oncology Consultants and
director of Verdugo VNA
(a hospice facility). He
was formerly President of
Western Hematology/Oncology
(1971-1996) and Chairman of
the Board of Glendale
Memorial Hospital (1991-1993).

JOHN R. DELFINO              63     Nominee       None         --          --
President of Concorde Capital
Corporation (an investment firm).
He was formerly a director of
Cypress Financial (1984-1993)
and Chairman of Rancho Santa
Margarita (1989-1993), mortgage
banking firms.

H. JEROME LERNER             58      1981     31,760.11       $2,467    $7,500
Principal of HJL Enterprises                  shares of
and Chairman of Crane                         the Tax-Free
Electronics, Inc. (a                          Money Fund;
manufacturer of electronic                    184,352.18
connectors).  He is also                      shares of the
a trustee of Midwest Trust                    Ohio Tax-Free
and Midwest Strategic Trust.                  Money Fund

*ROBERT H. LESHNER           57      1981   214,947.42       $0         $0
Chairman of the Board                       shares of
of Midwest Group                            the Ohio
Financial Services, Inc.                    Tax-Free
(the investment adviser                     Money Fund
and principal underwriter
of the Trust), MGF
Service Corp. (a
registered transfer
agent) and Leshner
Financial, Inc. (a
financial services
company and parent of
Midwest Group
Financial Services, Inc.
and MGF Service Corp.).
He is also President and
a trustee of Midwest
Trust and Midwest
Strategic Trust.

**ANGELO R. MOZILO            58     Nominee     None            --        --
Vice Chairman of the
Board and Executive
Vice President of
Countrywide Credit
Industries, Inc. He is
also President and a
director of CWM Mortgage
Holdings, Inc. (a publicly-
held real estate investment
trust managed by CCI).

OSCAR P. ROBERTSON           57      1981         None         $2,267   $5,700
President of Orchem Corp.
(a chemical specialties
distributor) and Orpack
Stone Corporation (a
corrugated box
manufacturer). He is also
a trustee of Midwest
Trust and Midwest
Strategic Trust.

JOHN F. SEYMOUR, JR.         59      Nominee     None           --          --
Chief Executive Officer
of the Southern California
Housing Development Agency
and a consultant for Orange
Coast Title Co. (a mortgage
title insurance company).
He is also a director of
Irvine Apartment Communities
(a real estate investment
trust) and Inco Homes (a
home builder). He was
formerly a Senator in
the United States
Congress (1991-2)
and a director of the
California Housing
Finance Agency (1993-4).

SEBASTIANO STERPA            67      Nominee     None           --      --
Chairman of Sterpa Realty,
Inc. and Chairman and a
director of the California
Housing Finance Agency.  He
is also a director of Real
Estate Business Services and
a director of the SunAmerica
Mutual Funds.

       (1) Voting and investment power as of January 3, 1997. Unless otherwise indicated, the percentage of shares of a Fund owned beneficially by any nominee does not exceed one percent of the outstanding shares of such Fund.

       (2) The Midwest Complex consists of the Trust, Midwest Trust and Midwest Strategic Trust.

* Robert H. Leshner, as an affiliated person of Midwest Group Financial Services, Inc., the Trust's investment adviser and principal underwriter, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Leshner may directly or indirectly receive benefits from the New Management Agreements as a result of such affiliation.

** Angelo R. Mozilo, as an affiliated person of Countrywide Credit Industries, Inc., will be an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the 1940 Act. Mr. Mozilo may directly or indirectly receive benefits from the New Management Agreements as a result of such affiliation.

*** On February 2, 1996, an involuntary petition under Chapter 7 of the U.S. Bankruptcy Code was filed by creditors against Orchem, Inc., of which Mr. Robertson was the chief executive officer. The case was subsequently converted to a Chapter 11 bankruptcy and is still pending in the U.S. Bankruptcy Court.

         Dr. Bogdon and Messrs. Delfino and Sterpa currently have outstanding mortgage loans through CCI. Each mortgage loan was entered into as a result of an arm's length transaction at competitive interest rates. Each of such loans was placed prior to the beginning of the last two completed fiscal years of the Trust. The outstanding aggregate balances of such loans are approximately $315,000 for Dr. Bogdon, $950,000 for Mr. Delfino and $954,000 for Mr. Sterpa. In addition, since April 15, 1989, CCI has leased a commercial property from Mr. Sterpa at a competitive monthly rate of approximately $2,520.

         All nominees have consented to being named in this proxy statement and have agreed to serve if elected. Each nominee is also standing for election as a trustee of Midwest Trust and Midwest Strategic Trust. Trustees on the Board who are not interested persons of the Trust will receive a quarterly retainer of $1,000 plus $750 for each Board meeting attended. Such fees are split equally among the Trust, Midwest Trust and Midwest Strategic Trust.

         The Trust has an Audit Committee currently consisting of Dale P. Brown,
H. Jerome Lerner and Richard A. Lipsey. If all of the nominees to serve on the Board are elected by shareholders, it is anticipated that the Audit Committee will consist of Mr. Lerner and two nominees for election as trustees who are not interested persons of the Trust or the Adviser. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of the Trust's independent public accountants, reviews with such accountants the scope and results of the Trust's annual audit, reviews the semiannual financial reports of the Trust and considers any comments which the accountants may have regarding the Trust's financial statements or books of account. Audit Committee members will each receive $300 ($100 payable by each of the Trust, Midwest Trust and Midwest Strategic Trust) for attending an Audit Committee meeting.

         During the fiscal year ended June 30, 1996, the Board of Trustees and the Audit Committee each held four meetings. During such fiscal year, each trustee attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Trustees (held during the period during which he has been a trustee) and (ii) the total number of meetings held by the committee of the Board of Trustees on which he served.

         EXECUTIVE OFFICERS. The Trust's executive officers are set forth below. The business address of each officer is 312 Walnut Street, Cincinnati, Ohio 45202.

Name and Principal Occupation          Officer     Position with
During the Past Five Years     Age     Since       the Trust
----------------------------  ----     -------     --------------
ROBERT H. LESHNER               57      1981        President
(See page 14)                                       and Trustee

JOHN F. SPLAIN                  40      1988        Secretary
Secretary and General Counsel
of Leshner Financial, Inc.,
Midwest Group Financial
Services, Inc. and MGF Service
Corp.  He is also Secretary of
Midwest Trust, Midwest Strategic
Trust, Brundage, Story and Rose
Investment Trust, Williamsburg
Investment Trust, Markman
MultiFund Trust, The Tuscarora

Investment Trust, PRAGMA
Investment Trust, Maplewood
Investment Trust and The Thermo
Opportunity Fund, Inc. and Assistant
Secretary of Fremont Mutual Funds,
Inc., Schwartz Investment
Trust, The Gannett Welsh & Kotler
Funds and Capitol Square Funds
(all of which are registered
investment companies).

MARK J. SEGER, C.P.A.           35       1989
Treasurer
Vice President of Leshner
Financial, Inc. and MGF
Service Corp.  He is also
Treasurer of Midwest
Trust, Midwest Strategic
Trust, Brundage, Story
and Rose Investment
Trust, Williamsburg Investment
Trust, Markman MultiFund
Trust, PRAGMA Investment Trust,
Maplewood Investment Trust, The
Thermo Opportunity Fund, Inc. and
Capitol Square Funds; Assistant
Treasurer of Schwartz Investment
Trust, The Tuscarora Investment
Trust and The Gannett Welsh and
Kotler Funds; and Assistant
Secretary of Fremont Mutual Funds, Inc.

         John F. Splain and Mark J. Seger, as participants in LFI's Employee Stock Ownership Plan, own beneficially less than 1% of the outstanding shares of LFI and, as a result, have an interest in the approval of the New Management Agreements. It is expected that Mr. Splain and Mr. Seger will enter into employment and non-competition agreements with CCI prior to consummation of the Acquisition.

III. RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP has been selected as the Trust's independent public accountants for the current fiscal year by vote of the Board of Trustees, including a majority of the Independent Trustees. The employment of Arthur Andersen LLP is conditional upon the right of the Trust, by a vote of a majority of its outstanding shares, to terminate the employment without any penalties.

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         Arthur  Andersen  LLP  has  acted  as the  Trust's  independent  public accountants since 1981. If the Trust's shareholders do not ratify the selection of Arthur Andersen LLP, other certified public accountants will be considered for selection by the Board of Trustees.

         Representatives of Arthur Andersen LLP are not expected to be present at the meeting although they will have an opportunity to attend and to make a statement, if they desire to do so. If representatives of Arthur Andersen LLP are present, they will be available to respond to appropriate questions from shareholders.

         THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP. Adoption of this Proposal is not conditioned upon consummation of the Acquisition.

IV.      OTHER BUSINESS

         The proxy holders have no present intention of bringing any matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

         Any shareholder proposal intended to be presented at the next shareholder meeting must be received by the Trust for inclusion in its Proxy Statement and form of Proxy relating to such meeting at a reasonable time before the solicitation of proxies for the meeting is made.

                       By Order of the Board of Trustees,


                         /s/ John F. Splain

                         John F. Splain
                         Secretary

Date: January 10, 1997

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                               Exhibit A
                                     FORM OF
                              MANAGEMENT AGREEMENT


TO:      MIDWEST GROUP FINANCIAL SERVICES, INC.
         312 Walnut Street
         Cincinnati, Ohio  45202

Dear Sirs:

         Midwest Group Tax Free Trust (hereinafter referred to as the "Trust") herewith confirms its agreement with you.

         The Trust has been organized to engage in the business of an investment company. The [ ] Fund (the "Fund") has been established as a series of the Trust. You have been selected to act as the investment adviser of the Fund and to provide certain other services, as more fully set forth below, and you are willing to act as such investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust agrees with you as follows upon the date of the execution of this Agreement.

1.       ADVISORY SERVICES

         You will regularly provide the Fund with such investment advice as you in your discretion deem advisable and will furnish a continuous investment program for the Fund consistent with its investment objectives and policies. You will determine what securities shall be purchased for the Fund, what portfolio securities shall be held or sold by the Fund, and what portion of the Fund's assets shall be held uninvested, subject always to the Fund's investment objectives, policies and restrictions, as each of the same shall be from time to time in effect, and subject further, to such policies and instructions as the Board of Trustees (the "Board") of the Trust may from time to time establish and supply to you copies thereof. You will advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and the appropriate committees of the Board regarding the conduct of the business of the Trust.

2.       ALLOCATION OF CHARGES AND EXPENSES

         You will pay the compensation and expenses of any persons rendering any services to the Fund who are officers, directors, stockholders or employees of your corporation and will make available, without expense to the Fund, the services of such of your employees as may duly be elected officers or trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The compensation and expenses of any officers, trustees and employees of the Trust who are not officers, directors, employees or stockholders of your corporation will be paid by the Trust.

         You will pay all advertising and promotion expenses incurred in connection with the sale or distribution of the Fund's shares to the extent such expenses are not assumed by the Fund under the Trust's Plans of Distribution Pursuant to Rule 12b-1.

         The Fund will also be responsible for the payment of all other operating expenses of the Fund, including fees and expenses incurred by the Fund in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer, shareholder service and dividend disbursing agent and accounting and pricing agent of the Fund, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund, the fees and expenses of trustees of the Trust who are not affiliated with you, the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses for delivery to the Fund's shareholders, the cost of printing or preparing stock certificates or any other documents, statements or reports to shareholders, expenses of shareholders' meetings and proxy solicitations, such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust's officers and trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Fund's obligations. All other expenses not assumed by you herein incurred by the Fund in connection with the organization, registration of shares and operations of the Fund will be borne by the Fund.

3.       COMPENSATION OF THE ADVISER

         For all of the services to be rendered and payments made as provided in this Agreement, the Fund will pay you as of the last day of each month, a fee equal to the annual rate of:

         50/100 of 1% of the average value of the daily net assets of the Fund up to $100,000,000; 45/100 of 1% of such assets from $100,000,000 to
         $200,000,000;  40/100 of 1% of such  assets  from  $200,000,000  to and including $300,000,000; and 37.5/100 of 1% of such assets in excess of $300,000,000.

         The total fees payable during each of the first and second halves of each fiscal year of the Trust shall not exceed the semiannual total of the daily fee accruals requested by you during the applicable six month period. The average value of net assets shall be determined pursuant to the applicable provisions of the Declaration of Trust of the Trust or a resolution of the Board, if required. If, pursuant to such provisions, the determination of net asset value of the Fund is suspended for any particular business day, then for the purposes of this paragraph, the value of the net assets of the Fund as last determined shall be deemed to be the value of the net assets as of the close of the business day, or as of such other time as the value of the Fund's net assets may lawfully be determined, on that day. If the determination of the net asset value of the Fund's shares has been suspended for a period including such month, your compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month).

         Your compensation with respect to each additional series of the Trust effectively registered for sale in a public offering after the date of this Agreement shall be determined by the Board, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of you or of the Trust, and approved pursuant to the provisions of Section 15 of the Investment Company Act of 1940.

4.       EXECUTION OF PURCHASE AND SALE ORDERS

         In connection with purchases or sales of portfolio securities for the account of the Fund, it is understood that you will arrange for the placing of all orders for the purchase and sale of portfolio securities for the Fund's accounts with brokers or dealers selected by you, subject to review of this selection by the Board from time to time. You will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, you are directed at all times to seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

         You should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, you are authorized to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which you exercise investment discretion. You are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if you determine in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or your overall responsibilities with respect to the Fund and to accounts over which you exercise investment discretion. The Trust and you understand that, although the information may be useful to the Fund and you, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking best qualitative execution, you may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions of the Fund.

         If any occasion should arise in which you give any advice to clients of yours concerning the shares of the Fund, you will act solely as investment counsel for such client and not in any way on behalf of the Trust. Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and other services to others.

5.       LIMITATION OF LIABILITY OF ADVISER

         You (including your directors, officers, shareholders, employees, control persons and affiliates of any thereof) shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on your part in the performance of your duties or from the reckless disregard by you of your obligations and duties under this Agreement ("disabling conduct"). However, you will not be indemnified for any liability unless (1) a final decision is made on the merits by a court or other body before whom the proceeding was brought that you were not liable by reason of disabling conduct, or (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that you were not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of trustees who are neither "interested persons" of the Trust as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party trustees"), or (b) an independent legal counsel in a written opinion. The Fund will advance attorneys' fees or other expenses incurred by you in defending a proceeding, upon the undertaking by or on behalf of you to repay the advance unless it is ultimately determined that you are entitled to indemnification, so long as you meet at least one of the following as a condition to the advance: (1) you shall provide a security for your undertaking, (2) the Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested, non-party trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial- type inquiry), that there is reason to believe that you ultimately will be found entitled to indemnification. Any person employed by you who may also be or become an employee of the Trust shall be deemed, when acting within the scope of his employment by the Trust, to be acting in such employment solely for the Trust and not as your employee or agent.

6.       DURATION AND TERMINATION OF THIS AGREEMENT

         This Agreement shall be effective upon its execution, shall remain in force for a period of two (2) years from that date and remain in force from year to year thereafter, subject to annual approval by (i) the Board of the Trust or
(ii) a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of you or of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval.

         If the shareholders of the Fund fail to approve the Agreement in the manner set forth above, upon approval of the Board, including a majority of the trustees who are not interested persons of you or of the Trust, you may continue to serve or act in such capacity for the Fund for the period of time (not exceeding one hundred and twenty days after the termination of the Agreement) pending required approval of the Agreement, of a new agreement with you or a different adviser or other definitive action; provided that the compensation to be paid by the Fund to you will be equal to the lesser of your actual costs incurred in furnishing investment advisory services to the Fund or the amount you would have received under this Agreement.

         This Agreement may, on sixty days' written notice, be terminated at any time without the payment of any penalty, by the Board, by a vote of a majority of the outstanding voting securities of the Fund or by you. This Agreement shall automatically terminate in the event of its assignment.

7.       AMENDMENT OF THIS AGREEMENT

         No provision of this Agreement may be changed, waived, discharged or terminated orally, and no amendment of this

Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board, including a majority of the trustees who are not interested persons of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

8.       LIMITATION OF LIABILITY

         It is expressly agreed that the obligations of the Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and the shareholders of the Fund and signed by the officers of the Trust, acting as such, and neither such authorization by such trustees and shareholders nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in the Trust's Declaration of Trust.

9.       MISCELLANEOUS

         The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

         If you are in agreement with the foregoing, please sign the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract upon the date thereof.

                                               Yours very truly,

ATTEST:                                        MIDWEST GROUP TAX FREE TRUST


________________________                       By:___________________________
                                                  Dated:            , 1997

                                ACCEPTANCE

         The foregoing Agreement is hereby accepted.

ATTEST:                                   MIDWEST GROUP FINANCIAL SERVICES, INC.


________________________                  By:_________________________________
                                             Dated:            , 1997